EXHIBIT 10.1

                         BROAD NATIONAL BANCORPORATION
                          INCENTIVE STOCK OPTION PLAN


     BROAD NATIONAL BANCORPORATION, a corporation organized and existing under the laws of the State of New Jersey (the "Company"), hereby formulates and adopts, subject to the approval of the holders of a majority of the issued and outstanding shares of common stock of the Company (called "Broad National Bancorporation Common Stock") voting in person or by proxy at a duly constituted meeting of the shareholders of the Company, an incentive stock option plan for key employees of the Company and its subsidiaries, as follows:


     1. Purpose of Plan. The purpose of this Incentive Stock Option Plan (the "Plan" ) is to encourage the key employees of the Company and its subsidiaries to participate in the ownership of the Company, and to provide additional incentive for such employees to promote the success of its business through sharing in the future growth of such business.

     2. Effectiveness of Plan. The provisions of this Plan shall become effective on the date the Plan is adopted by the Board of Directors of the Company (the "Board of Directors" or the "Board"), subject to the requirement that the Plan be approved by the holders of a majority of the shares of Broad National Bancorporation Common Stock voting in person or by proxy at a duly constituted meeting of the shareholders of the Company to be held within 12 months after the date on which the Plan is adopted.

     3. Administration. This Plan shall be administered by the Board of Directors. The Board shall have full power and authority to construe, interpret and administer the Plan, and may from time to time adopt such rules and regulations for carrying out this Plan as it may deem proper and in the best interests of the Company. The interpretation and construction of this Plan by the Board shall be final, conclusive and binding upon all persons.

     A Stock option committee shall be appointed at the pleasure of the Board of Directors and shall consist of individuals who are members of the Board but who are not employees of the Company or any of its subsidiaries. Subject to the terms, provisions and conditions of the Plan, the Stock Option Committee shall have the authority to advise the Board in such matters as (i) selection of the individuals to whom options shall be granted, (ii) determination of the number of shares subject to each option, (iii) determination of the time or times when options will be granted, (iv) determination of the option price of the shares subject to each option, (v) determination of the time when each option may be exercised, (vi) fixing such other provisions of each option agreement as the Stock Option Committee may deem necessary or desirable, consistent with the terms of this Plan, and (vii) determination of all other questions relating to the administration of this Plan, The Board's determination on all such matters shall be binding on the Company.

     4.   Eligibility.

     (a) Key employees -- Options to purchase shares of Broad National Bancorporation



Common Stock shall be granted under this Plan only to key employees of the Company or of any of its subsidiary corporations, as that term is defined in section 425(f) of the Internal Revenue Code of 1954, as amended (the "Code"). Key employees to whom options may be granted under this Plan will be those employees selected by the Board of Directors from time to time who, in the sole discretion of the Board of Directors, have made material contributions in the past, or who are expected to make material contributions in the future to the successful performance of the Company.

     (b) Stock ownership limitation -- No Option shall be granted under this Plan to any employee of the Company or of a subsidiary corporation who, immediately before the option is granted, owns (either directly or by application of the rules contained in section 425(d) of the Code) stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any of its subsidiary corporations unless at the time of such grant the option price is fixed at not less than 110 percent of the fair market value of the stock subject to the option, and exercise of such option is prohibited by its terms after the expiration of five (5) years from the date such option is granted.

         5. Shares Subject to the Plan. Options granted under this Plan shall be granted solely with respect to shares of Broad National Bancorporation Common Stock, subject to any adjustments made pursuant to the provisions of section 13, the aggregate number of shares of Broad National Bancorporation Common Stock which may be issued upon exercise of all the options which may be granted under this Plan shall not exceed 11,700. If any option granted under this Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall be added to the number of shares otherwise available for options which may be granted in accordance with the terms of this Plan. The shares to be delivered upon exercise of the options granted under this Plan shall be made available, at the discretion of the Board of Directors, from either the authorized but unissued shares of Broad National Bancorporation Common Stock or any treasury shares of Broad National Bancorporation Common Stock held by the Company.

         6. Option Treatment. Each option granted under this Plan shall be evidenced by an Incentive Stock Option Agreement, which shall be signed by an officer of the Company and by the employee to whom the option is granted (the "optionee"). The terms of said Incentive Stock Option Agreement shall be in accordance with the provisions of this Plan, but it may include such other provisions as may be approved by the Board of Directors. The granting of an option under this Plan shall be deemed to occur on the date on which the Incentive Stock Option Agreement evidencing such option is executed by the Company and the optionee, and every optionee, upon the execution of an Incentive Stock Option Agreement, shall be bound by the terms and restrictions of this Plan and such Incentive Stock Option Agreement.

         7. Option Price. The price at which shares of Broad National Bancorporation Common Stock may be purchased under an option granted pursuant to this Plan shall be determined by the Board of Directors, but in no event shall the price be less than 100 percent of the fair market value of such shares on the date that the option is granted. The fair market value of shares of Broad National Bancorporation Common Stock for purposes of this Plan shall be determined by the Board of Directors, in its sole discretion, and the Board of Directors may rely on such independent advice with respect to such fair market value as the Board of Directors shall deem appropriate.




         8 .  Period and Exercise of Option.

         (a) Period -- Subject to the provisions of sections 10 and 11 hereof with respect to the death or termination of employment of an optionee, the period during which each option granted under this Plan may be exercised shall be fixed by the Board of Directors, at the time such option is granted, provided that such period shall expire no later than ten years from the date on which this option is granted, in the event of any merger, consolidation, liquidation or sale of substantially all of the assets of the Company, the Board may accelerate the Expiration Date of the Option so that the Option shall expire at a date concurrent with such merger, consolidation, liquidation or sale of substantially all the assets. In the event of such acceleration notice shall be given to the optionee at least ten (10) days prior to such accelerated Expiration Date.

         (b) Exercise -- Any option granted under this Plan may be exercised by the optionee (or by the purchaser acting under paragraph 11 below) only by
(i) delivering to the Company written notice of the number of shares with respect to which he is exercising his option right, (ii) paying in full the option price of the purchased shares, and (iii) if the shares to be purchased have not been registered under the applicable securities laws and if necessary, in the opinion of counsel for the Company to secure an exemption from such registration, furnishing to the Company such representations or agreement in writing signed by the optionee (or purchaser) as shall be necessary in the opinion of such counsel to secure such exemption. Subject to the limitations of this Plan and the terms and conditions of the respective Incentive Stock Option Agreement, each option granted under this Plan shall be exercisable in whole or in part at such time or times as the Board of Directors may specify in such Incentive Stock Option Agreement.

         (c) Payment for shares -- Payment for shares of Broad National Bancorporation Common Stock purchased pursuant to an option granted under this Plan may be made in either cash or in other shares of Broad National Bancorporation Common Stock.

         (d) Delivery of certificates -- As soon as practicable after receipt by the Company of the notice and representation described in subsection (b), and of payment in full of the option price for all of the shares being purchased pursuant to an option granted under this Plan, a certificate or certificates representing such shares of stock shall be registered in the name of the optionee and shall be delivered to the optionee. However, no certificate for fractional shares of stock shall be issued by the Company notwithstanding any request therefor. Neither any optionee, nor the legal representative, legatee or distributes of any optionee, shall be deemed to be a holder of any shares of stock subject to an option granted under this Plan unless and until the certificate or certificates for such shares have been issued. All stock certificates issued upon the exercise of any options granted pursuant to this Plan may bear such legends as the Board of Directors shall deem appropriate regarding restrictions upon the transfer or sale of the shares evidenced thereby.

         (e) Limitations on exercise -- Except as provided in section 10 and 11 hereof, no option granted under this Plan shall be exercised unless the optionee is at the time of such exercise employed by the Company or one of its subsidiary corporations, and shall have been so employed by the Company or one of its subsidiary corporations at all times since the date on which such option was granted. Furthermore, no option granted under this Plan shall be exercisable while there is outstanding another incentive stock option which was granted to the optionee before the date on which the first mentioned option was granted, if such other incentive stock option permits the optionee to purchase stock in the Company or in any parent or subsidiary corporation of the Company, or in a predecessor corporation of the Company or any of such other corporations.

         9. Limitation on Options Granted to Individual Emplovees. The aggregate fair market value (determined at the time the options are granted) of shares of stock for which any employee may be granted options under this Plan in any calendar year shall not exceed the sum of (i) $100,000, and (ii) the amount of any unused limit carryover (as that term is defined in section 422A(c)(4) of the Code) to such year.

         10. Termination of Employment. If an optionee shall cease to be employed by the Company or any of its subsidiary corporations for any reason other than death, any option or unexercised portion thereof granted to him under this Plan which is otherwise exercisable shall terminate unless it is exercised within twelve (12) months of the date on which he ceases to be so employed, and in any event no later than the Expiration Date of such option as specified in the respective Incentive Stock Option Agreement. Nothing in this Plan or in any incentive Stock Option Agreement shall be construed as an obligation on the part of the Company or of any of its subsidiary corporations to continue the employment of any employee.

         11. Death of Optionee. In the event of the death of an optionee while he is an employee of the Company or of any of its subsidiary corporations (or within three (3) months of the date on which he ceases to be so employed), any option or unexercised portion thereof granted to him under this Plan which is otherwise exercisable may be exercised by the person or persons to whom such optionee's rights under the option pass by operation of the optionee's will or the laws of descent and distribution, at any time within a period of twelve (12) months following the death of the optionee (but in no event later than the Expiration Date of the option as specified in the respective Incentive Stock Option Agreement).

         12. Nontransferability of Options. Each option granted under this Plan shall not be transferable or assignable by the optionee other than by will or the laws of descent and distribution, and during the lifetime of the optionee may be exercised only by him.

         13. Adjustments upon Changes in Capitalization. In the event of any change in the capital structure of the Company, including but not limited to a change resulting from a stock dividend, stock split, reorganization, merger, consolidation, liquidation or any combination or exchange of shares, the number of shares of Broad National Bancorporation Common Stock subject to this Plan and the number of such shares subject to each option granted hereunder shall be correspondingly adjusted by the Board of Directors. The option price for which shares of Broad National Bancorporation Common Stock may be purchased pursuant to an option granted under this Plan shall also be adjusted so that there will be no change in the aggregate purchase price payable upon the exercise of any option.

         14. Amendment and Termination of Plan. No option shall be granted pursuant to this Plan after April 16, 1996, on which date this Plan will expire except as to options then outstanding under the Plan, which options shall remain in effect until they have been exercised or have expired. The Board of Directors may at any time before such date amend, modify or terminate the Plan; provided however, that the Board of Directors may not, without further approval by the holders of a majority of the issued and outstanding shares of Broad National Bancorporation Common Stock voting in person or by proxy at a duly constituted meeting of the shareholders of the Company, (i) increase the maximum number of shares of Broad National Bancorporation Common Stock as to which options may be granted pursuant to this Plan, (ii) change the class of employees eligible to be granted options pursuant to the Plan, (iii) extend the period during which options may be granted or exercised, or (iv) change the provisions of section 7 hereof with respect to the determination of the option price, other than to change the manner of determining the fair market value of shares of Broad National Bancorporation Common Stock to conform with any then applicable provisions of the Internal Revenue Code or the regulations issued thereunder. No amendment, modification or termination of this Plan may adversely affect the rights of any optionee under any then outstanding option granted hereunder without the consent of such optionee.

         15. Governing Law. This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of New Jersey.





                       PROPOSED RESOLUTION TO AMEND
                       INCENTIVE STOCK OPTION PLAN
                       ____________________________



         WHEREAS, an Incentive Stock Option Plan was adopted by the Board of Directors of Broad National Bancorporation on June 19, 1986 and approved by the shareholders on March 26, 1987 (the "ISO Plan"), and

         WHEREAS, the ISO Plan was adopted pursuant to and consistent with the provisions of the Internal Revenue Code of 1954, as amended, which were in effect at the time of adoption, and

         WHEREAS, the Internal Revenue Code has been amended with respect to certain provisions of incentive stock options granted after December 31, 1986, and

         WHEREAS, it was the intention of the Board of Directors that the ISO Plan and any grant of an option thereunder be consistent with the provisions of the Internal Revenue Code at all times until all options granted under the ISO Plan either expire or are exercised;

         NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby amends the ISO Plan as follows:

         I. On the fifth line of paragraph 4, subparagraph (a) of said ISO Plan, the term, "Internal Revenue Code of 1954," is hereby deleted, and in lieu thereof, the term, "Internal Revenue Code of 1986," is hereby substituted. All references to the "Code" in said ISO Plan, as amended by this amendment hereto, shall be to said Internal Revenue Code of 1986, as amended, except as otherwise provided in said ISO Plan as amended hereby.

         II. Subparagraph (e) of paragraph 8 of said ISO Plan is hereby deleted, and in lieu thereof, the following subparagraph (e) is hereby substituted:

         (e) Limitations on exercise -- Except as provided in sections 10 and 11 hereof, no option granted under this Plan shall be exercised unless the optionee is at the time of such exercise employed by the Company or one of its subsidiary corporations, and shall have been so employed by the Company or one of its subsidiary corporations at all times since the date on which such option was granted. Furthermore, no option granted under this Plan prior to January 1, 1987 shall be exercisable while there is outstanding another incentive stock option which was granted to the optionee before the date on which the first mentioned option was granted, if such other incentive stock option permits the optionee to purchase stock in the Company or in any parent or subsidiary corporation of the Company, or in a predecessor corporation of the Company or any of such other corporations.

         III. Paragraph 9 of said ISO Plan is hereby deleted and in lieu thereof, the following paragraph 9 is hereby substituted:





         9. Limitations on Options Granted to Individual Employees. With respect to options granted prior to January 1, 1987, the aggregate fair market value (determined at the time the options are granted) of shares of stock for which any employee may be granted options under this Plan in any calendar year shall not exceed the sum of (i) $100,000 and (ii) the amount of any unused limit carryover (as that term is defined in section 422A(c)(4) of the Internal Revenue Code of 1954) to such year. With respect to options granted on or after January 1, 1987, the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by such individual during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporations, and taking any of said options into account in the order in which said options were granted) shall not exceed $100,000.

         IV. All provisions of the ISO Plan adopted on June 19, 1986 as amended hereby are hereby ratified, confirmed and approved.